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Exhibit 32.2
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Green Irons Holdings Corp. (the "Company") on Form 10-QSB for the quarter ended October 31, 2007 as filed with the Securities and Exchange Commission on the date here of (the "report"), I, Sandy McDougall, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 14th day of December, 2007.

/s/ SANDY MCDOUGALL
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Sandy McDougall
Chief Financial Officer